UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 20, 2019

Accelerate Diagnostics, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-31822	84-1072256
(Commission File Number)	(IRS Employer Identification No.)

3950 South Country Club Road, Suite 470, Tucson, Arizona	85714
(Address of principal executive offices)	(Zip Code)

(520) 365-3100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	AXDX	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on August 8, 2019, Accelerate Diagnostics, Inc. (the “Company”) entered into an offer letter, dated August 6, 2019 (the “Offer Letter”), with John J. Phillips in connection with his hiring as Chief Operating Officer of the Company. Pursuant to the terms of the Offer Letter, the Company agreed to offer Mr. Phillips the opportunity to purchase (in Mr. Phillips’ sole and absolute discretion) an aggregate of approximately $1,000,000 of shares of the Company’s common stock.

On August 20, 2019, the Company and an entity affiliated with Mr. Phillips entered into a securities purchase agreement (the “Purchase Agreement”) for the issuance and sale by the Company of an aggregate of 55,586 shares of the Company’s common stock (the “Shares”) in an offering (the “Private Placement”) exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder. The Shares were sold at a purchase price (determined in accordance with Nasdaq rules relating to the “market value” of the shares) of $17.99 per share, which was equal to the consolidated closing bid price reported by Nasdaq immediately preceding the time the Company entered into the Purchase Agreement. The Purchase Agreement includes customary representations, warranties and covenants by the parties to the agreement.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed herewith as Exhibit 10.1, and incorporated herein by reference in its entirety.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit
Number	Description

10.1	Securities Purchase Agreement, dated August 20, 2019, between Accelerate Diagnostics, Inc. and John J. Phillips Investment Irrevocable Trust, dated July 31, 2019
104	Cover Page Interactive Data File (cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCELERATE DIAGNOSTICS, INC.
(Registrant)
Date: August 21, 2019
/s/ Steve Reichling
Steve Reichling
Chief Financial Officer